Exhibit 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Boost Run Inc. (the “Company”) for the period ending March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Andrew Karos, Chief Executive Officer of the Company, and Erik Guckel, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 1, 2026	/s/ Andrew Karos
Andrew Karos
Chief Executive Officer
(Principal Executive Officer)

Dated: June 1, 2026	/s/ Erik Guckel
Erik Guckel
Chief Financial Officer
(Principal Financial Officer)